Exhibit 99.1

Equity Transfer Agreement

Transferor: QINGDAO QINGQING ENVIRONMENTAL INDUSTRY CO., LTD. (“Party A”)

Registered Office: Qingdao, China

Transferor: JAPAN CHUBU DAICHI YUSO CO., LTD (“Party B”)

Registered Office: Japan

Transferor: JAPAN NEVERLANDCOPY(“Party C”)

Registered Office: Japan

Transferor: SANIX CO., LTD(“Party D”)

Registered Office: Japan

Transferee: SINOENERGY HOLDING LIMITED (“Party E”)

Registered Office: British Virgin lslands

Guarantor: TRADE AND ECONOMIC SERVICE CENTER, SUB-DISTRICT OFFICE OF YINZHU, JIAONAN (“Party F”)

Registered Office: Qingdao, China

Whereas:

1.	Party A, Party B, Party C, and Party D incorporated a joint-venture corporation Qingdao Shan Yang Tai Chemistry Resourses Developement Co. Ltd. (hereinafter referred to as “Target Company”) at

Qingdao Lingang Industrial Park, Yinzhu Town, Qingdao. Registered capital is $6 million, sino-foreign joint venture corporation. Party A, Party B, Party C, and Party D invested $1,457,311 in Target Company up to the signature date of the Agreement.
2.
Party A, Party B, Party C, and Party D, as Transferor, shall be pleased to transfer entire equity interest of Target Company to Party E. And Party E, as Transferee, shall agree to accept entire equity interest of Target Company owned by Party A, Party B, Party C, and Party D. Thereinto, Party A with 20% of the equity, Party B with 15% of the equity, Party C with 15% of the equity, and Party D with 50% of the equity.

3.
All the Parties shall thoroughly understand their rights and obligations of each party in the process of the equity transfer and shall agree to process of the equity transfer according to applicable laws..

4.
Party E shall be an independent legal person which is registered in the administer department, and shall take the responsibility and the obligation caused of the transferred equity. And Party E shall also get the approval of transferred equity by the administer department of the company.

Therefore, in accordance with applicable laws and regulations of PRC, and through friendly consultation, the parties come to the following Agreement on Equity Transfer upon the principle of mutual benefits.

ARTICLE 1

DEFINITIONS

As used herein and unless otherwise expressly stipulated, the following terms shall have the following meanings:

1.	“Target Company” shall mean Qingdao Shan Yang Tai Chemistry Resourses Developement Co. Ltd.;

2.	“Examination and Approval Agency” shall mean Ministry of Foreign Trade and Economic Cooperation of PRC or provincial governing departments of foreign trade and economic cooperation;

3.	“Registration Administration Agency” shall mean State Administration of Industry and Commerce of PRC or any other hereof authorized local administration of industry and Commerce;

4.
“Transition Period” shall mean a period from the signature date of the Agreement to the date of completion of all requested approvals, alterations and registrations in accordance with applicable regulations and that Party B shall acquire ownership of transferred equity interest and become shareholder of the Target Company.

5.
“Force Majeure” shall mean any cause beyond the control of the Parties including, but not limited to, typhoon, earthquake, flood, lockouts, strike, fires, riots, acts of war declared and compliance with any request, ruling, order or decree of any governmental authorities, and any other events which could not be expected, avoided and overcome.

ARTICLE 2

NECESSARY PRECONDITIONS OF THE EQUITY TRANSFER

The equity transfer under this agreement shall be implemented after the preconditions are fulfilled, which include:

1.	All guarantees and consents made by each party in the process of equity transfer shall be authentic.
2.	The Equity Interest Transfer Agreement shall be approved by Examination and Approval Agency.
3.	All Party A, Party B, Party C, Party D and Party E shall fulfil their primary obligations and secondary obligations.
4.	All Party A, Party B, Party C, Party D and Party E shall sign up “Confirmation of Completion of Property Transfer”;
5.	Party A, Party B, Party C, and Party D have performed evaluation procedure for the transferred equity in accordance with relenvant laws and regulations of PRC;
6.
The CNY 2 million of the ground paid by target Company, shall be reflected in the payment of the transferred equity, and shall not pay in the other way. The payment mentioned above shall belong to Party E.

ARTICLE 3

PRICE OF TRANSFER AND PAYMENT

1.	Party A, Party B, Party C, and Party D shall agree to transfer all the shares and options of Target Company to Party E.
2.
Party E agrees to accept the transfer of shares and options as well as the Target Company’s creditor’s rights and debts which shall be confirmed by Party A, Party B, Party C and Party D in the Confirmation of Debts.

3.
As set out in Article 3 Term 1, Party A, Party B, Party C, Party D, and Party E hereto agree the transferring cost of entire equity interest and entire assets of Target Company which held by Party A, Party B, Party C and Party D shall be CNY TEN MILLION (¥10,000,000.00), including CNY TWO MILLION (¥2,000,000.00) paid to Party A, CNY ONE MILLION FIVE HUNDRED THOUSAND(¥1,500,000.00) paid to Party B, CNY ONE MILLION FIVE HUNDRED THOUSAND(¥1,500,000.00) paid to Party C, and CNY FIVE MILLION(¥5,000,000.00) paid to Party D. When the equity transfer completed, Party E shall solely undertake and enjoy all rights, obligations and liabilities in the Target Company and Party A, Party B, Party C, and Party D shall not carry through any activities in the name of Target Company.

4.	The payment shall be in installments. After the Agreement is signed, Party E shall pay the transferring cost for thrice from time to time to Party A, Party B, Party C, and Party D.

The First Payment: Party E shall pay 20% of equity interest transferring cost within the 5 days from the date of this Agreement signed;

The Second Payment: Party E shall pay the 50% of the equity interest transferring cost within 5 days from the settlement date that the Target Company finish all the related modifying procedure;

The Third Payment: Party A, Party B, Party C, and Party D, shall pay the debt and provide the agreement of making up the debt to Party E. Party E shall pay the rest 30% within 5 days from the date of receiving the capital and signing in the letter of confirmation of the property transaction

ARTICLE 4

APPROVAL AND REGISTRATION PROCEDURES

1.
Party A, Party B, Party C, and Party D shall be responsible for transacting approval procedures in relevant approval authorities and transacting equity transfer procedures in registration authorities within comply with the examination and approval procedures of the equity interest transfer in the Examination and Approval Agency with corresponding jurisdiction and comply with the formality of industry and commerce registration of equity alteration. Party A, Party B, Party C, and Party D shall complete the foregoing procedures within 10 days from the date of this Agreement signed, the expense and cost of approval and registration shall be paid by Party E. Party E shall assist Party A, Party B, Party C, and Party D to transact above mentioned procedures of approval of equity transfer and registration of equity alteration.

2.	Party A, Party B, Party C, and Party D shall provide all required documents and signatures for approval and registration of equity transfer.

ARTICLE 5

COMPLETION AND WAY OF EQUITY TRANSFER

1.
The equity transfer of Target Company shall be completed on the date that procedures of shareholder alteration are fulfilled under the verification of departments of administration of industry and commerce.

2.
With respect to the rights and obligations and liability of Target Company related to the equity interest, before the completion of equity interest transfer, all the debt of the target company, Party E shall pay to the entrusting payee appointed by Party A, Party B, Party C, and Party D. And Party A, Party B, Party C, and Party D shall pay to the debtee. Any other debt, due to, and owning by, shall all be undertook by Party A, Party B, Party C, and Party D; After the completion of equity transfer, the debt due to, and owning by, shall all be undertook by Party E unless otherwise expressly stipulated.

ARTICLE 6

PROMISES AND WARRANTIES

1.
Party A, Party B and Party C and Party D have disclosed all agreements, contracts, confirmation letters and other binding documents of Target Company to Party E and shall guarantee the authenticity and validity of these documents.

2.
Party A, Party B, Party C, and Party D shall guarantee the transferred equity interest without any mortgage and warranty and entirely or partially transferring to any other Affiliated Party, or transferring its rights and interests in the Target Company by any other ways, and guarantee exemption of claiming from any other Affiliated Party. Otherwise, any other obligations arisen from such conditions shall be totally born by Party A, Party B, Party C and Party D.

3.
Party A, Party B, Party C, and Party D shall guarantee to sign and perform this Agreement without prejudice to any other terms and conditions under any other agreements, contracts, confirmation letters and/or any other promissory documentations and files to Party A, Party B, Party C, and Party D which are signed in the name of Party A, Party B, Party C, and Party D and shall guarantee to transfer its equity interest in the Target Company without prejudice to any other warranties, mortgages, pledges and liens to assets of Target Company and/or any other forms of regulations, without violating any other rules, regulations and decrees Transferors have to comply with.

4.
Party E shall guarantee to sign and fulfill the Agreement without prejudice to any other terms and conditions under any other agreements, contracts, confirmation letters and/or any other promissory documentations and files to Party E which are signed in the name of Party E, and shall guarantee to not violate the Article of Incorporation of Party E and any other rules and regulations Party E shall comply with.

5.
Party A, Party B, Party C, and Party D shall guarantee that the Target Company has neither any other undisclosed litigations, arbitrations and any other actions disobeying laws and administrative formalities, nor any other evidences and circumstances may result in occurrence of above mentioned actions.

6.
Party A, Party B, Party C, Party D and Party E all guarantee that provided cases proving the guarantees made hereof inauthentic and inaccurate or misunderstanding occur, each Party shall notify each other in written form immediately. In the event that any other Party default its guarantees under this Agreement or its guarantees are inauthentic, inaccurate, incomprehensive or misleading which result in that another Party could not enjoy any other interests stipulated in the Agreement or expense and cost increase to another Party, or bear extra obligations or other economic damages, the breach Party shall guarantee observe Party to indemnify all losses and damages caused by its breach and default and compensate all costs in the process of claiming indemnity.

7.
Party A, Party B, Party C, Party D and Party E shall all cooperate to transact the necessary procedures of administrative approval and registration of equity alteration, if it is necessary for Party A, Party B, Party C, and Party D to provide related documentations or certificates or to sign and stamp documents, Party A, Party B, Party C, and Party D shall made fulfillment within the team required by Party E.

8.	The Target Company has no any other liability besides that disclosed in this Agreement. Before completion of equity alteration registration, Party E shall have right to appoint staffs to take part in the audit of Target Company on financial status, Party A, Party B, Party C, and Party D shall be liable to repayment in the event of any liabilities and account payable and any obligations; additionally, Party A, Party B, Party C, and Party D shall guarantee to keep and maintain property of Target Company safely or take measures to save interests of Target Company during the Transition Period (property list and conditions shall be described in the attachments), shall not damage assets and any other interest of Target Company.
9.
On the date that Party A, Party B, Party C, and Party D receive the first payment from Party E, the stamps including official stamp and financial stamp shall be handed over to the staff appointed by Party E, after the completion of equity interest transfer, Party A, Party B, Party C, and Party D shall hand over all integrate financial account book and related documents and files in original, replies and related archives from administrative departments in original and documents of rules and regulations on Company operation in original and employment information within 2 days.

10.	Party E shall guarantee to pay the price of the transfer to Party A, Party B and Party C and Party D according to stipulated form and term of payment.
11.
The equity interest transfer shall be guaranteed by Party F, whom shall confirm to guarantee the liabilities coming forth before completion of equity transfer and undisclosed liability by Party A, Party B, Party C, and Party D after completion of Target Company equity transfer; the guarantees include related obligations from above mentioned liabilities, the indemnify, liquidated damage, interests arisen from foregoing liabilities, the term of guarantee is 2 years from the date of completion of the equity interest transfer.

ARTICLE 7

COVENANTS ON TRANSITION PERIOD

1.
In the Transition Period, Party A, Party B, Party C, and Party D shall guarantee to govern and operate business of Target Company taking effective and active measures and operate the Company in good and legal standing.

2.	Party A, Party B, Party C, and Party D shall not transfer its equity interest to the Affiliated Party or perform any other forms of guarantee in the Transition Period.
3.	Party A, Party B, Party C, and Party D shall not implement any acts which damage to operation and financial status of Target Company with any other Affiliated Party.
4.	Party A, Party B, Party C, and Party D shall recall its legal representatives appointed to Target Company due Transition Period expire.
5.	Party A, Party B, Party C, Party D and Party E shall all have obligation of keeping confidential to all documents and information provided in this Agreement in the Transition Period.
6.
In the Transition Period, Party A, Party B, Party C, and Party D shall not disturb the normal management activities of Party E. Party A, Party B, Party C, and Party D shall also not treat with, keep, transfer and destroy the properties of the Target Company. Party E shall not make any contract ,or do some trade with the name of Party A or the Target Company before the equity transfer being finished.

ARTICLE 8

BREACH OBLIGATIONS

1.
Unless otherwise expressly stipulated in the Agreement, Each of the Parties shall use their best efforts to ensure due performance and observance of all the terms and guarantees of this Agreement, otherwise, breach party shall have to bear the breach obligations, provided Party A, Party B, Party C, and Party D breach the Item 5 and Item 8 of Article 6 and is sued or punished accordance with the administrative procedures, which of the actions involve Party E, all cost of litigation (include but not limited to lawsuit claims, law case fee and counsel fee) or fine shall be born or paid to Party E by Party A, Party B, Party C, and Party D besides breach obligation. ( Provided prior payment by Party E, Party E shall perform recourse to Party A, Party B, Party C, and Party D.)

2.	Each party shall fulfill its obligations according to the term stipulated in this agreement, which shall not be changed unilaterally.

If any case of delaying performance the terms and conditions under this Agreement, unless the observe Party agree to delay performance or otherwise expressly stipulated in the Agreement, the breach party shall pay observe party liquidate damages daily on the standard of 5/10000 of the transferring cost under this Agreement. The breach Party shall not exempt the obligations to perform after paying the liquidate damages.

3.
This Agreement shall be cancelled automatically if no approval can be acquired from the authorities and the transfer of equity can not be continued. Party A, Party B, Party C and Party D shall repay the funds already paid by Party E within 7 days since cancellation of this agreement and pay interests according to current loan interest rate.

4.	Party E can deduct equivalent fund from the account payable if Party A, Party B and Party C and Party D breach Item 8 of Article 6, which will cause loss of Target Company.

ARTICLE 9

CONFIDENTIALITY

1.	All Parties shall keep confidentiality from news and employee and client and other relate company or person before finishing the equity interest transfer.
2.	For business secret of all Parties gotten acquainted with, the all Parties shall not disclose confidentiality to any other Third Party without prior written consents from each Party.

ARTICLE 10

FORCE MAJEURE

1.
Since force majeure direct effect Party A, Party B, Party C, and Party D or Party E to perform the Agreement, the affected Party shall immediately inform the other Party with written notification. At same time the affected Party shall provide the reason of failing performing the Agreement and availability certificate and detail things of force majeure. According to influencing of force majeure, the other Party decides whether continually perform the Agreement or terminate the Agreement.

2.	The affected Party can be exempt from obligations under the situation that he takes a necessary action to keep from damages or inform other Party with written notification duly.

3.
The Party A, Party B, Party C, and Party D shall refund the transferring cost of equity interest to Party E within 5 days, which is received from Party E, provided force majeure lead to the Agreement termination. At same time, the Party E shall return the documentations about equity transfer to Party A, Party B, Party C, and Party D within 5 days from the date of receiving the transferring cost of equity interest.

ARTICLE 11

ALTERATIONS AND CANCELLATION

1.	No Party shall alter or cancel the Agreement without unanimous consultation of all parties.
2.	The written agreement made by all the parties to terminate this agreement shall come into force after being signed and sealed by all the parties.

ARTICLE 12

DISPUTE RESOLUTION AND APPLICATION OF LAW

1.	The Agreement is applicable for laws under People's Republic of China

2.	All disputes due to performing the Agreement shall be resolved negotiation. All the Parties shall choose the follows NO.2.1 to resolve the disputes if the disputes could not resolved:

2.1.	Any Party could lawsuit in courts of which location the Target Company located. .

2.2.	Instituting an arbitration to Qingdao Arbitration Commission

ARTICLE 13

EFFECTIVENESS OF THE CONTRACT AND MISCELLANEOUS

1.	The Agreement shall come into force after being signed and sealed by all the parties.

2.	The Attachments of this Agreement are inseparable parts of this Agreement with the same force.

3.
The Agreement shall have two versions with Chinese and English. Each version is eight originals with equal force. Each of Party A, Party B, Party C, Party D, Party E and Party F hold one original and the rest of them shall be provide to Examination and Approval Agency. Chinese version shall be served as standard version if two versions are contradictory.

4.	Other terms are still effect if any other terms of the Agreement are terminated or invalid.

5.	The Agreement is signed by Party A, Party B, Party C, Party D, Party E and Party F in Qingdao city, Shandong province, China on Dec. 17th, 2007.

Attachments:

1.	Assets Appraisal Report of Target Company
2.	List of Properties of Target Company

Party A: Transferor: QINGDAO QINGQING ENVIRONMENTALINDUSTRY CO., LTD.

Legal Representative/ Authorized Representative: Cui Xianhua

Party B: JAPAN CHUBU DAICHI YUSO CO., LTD

Legal Representative/ Authorized Representative: Mori Tosihiko

Party C: JAPAN NEVERLANDCOPY

Legal Representative/ Authorized Representative: Nagai Takako

Party D: SANIX CO., LTD

Legal Representative/ Authorized Representative: Umeta Yukiharu

Party E: SINOENERGY HOLDING LIMITED

Legal Representative/ Authorized Representative: Huang Bo

Party F: Guarantor: TRADE AND ECONOMIC SERVICE CENTER, SUB-DISTRICT OFFICE OF YINZHU, JIAONAN

Legal Representative/ Authorized Representative: Xui Kaiyuan